Component of Income Tax Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Current
Bermuda	$ 0	$ 0	$ 0
Foreign	(17,251)	8,571	7,571
Current Income Tax Expense (Benefit), Total	(17,251)	8,571	7,571
Deferred
Bermuda	0	0	0
Foreign	(817)	(1,740)	(2,078)
Deferred Income Tax Expense (Benefit), Total	(817)	(1,740)	(2,078)
Income tax benefit (expense)	$ (18,068)	$ 6,831	$ 5,493